EXHIBIT 99.906CERT
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Duff & Phelps Global Utility Income Fund Inc. (the “Company”) on Form N-CSR for the period ending October 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nathan I. Partain, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 6, 2012

/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Duff & Phelps Global Utility Income Fund Inc. (the “Company”) on Form N-CSR for the period ending October 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan M. Meder, Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 6, 2012

/s/ Alan M. Meder
Alan M. Meder
Treasurer (Principal Financial Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.